Exhibit 10.1

AMENDMENT NO. 10 TO CREDIT AGREEMENT

This AMENDMENT NO. 10 TO CREDIT AGREEMENT (“Amendment”) is entered into as of September 25, 2008, by and among SAVVIS Communications Corporation, a Missouri corporation (“Borrower”), SAVVIS, Inc. (f/k/a SAVVIS Communications Corporation), a Delaware corporation (“Holdings”), Wells Fargo Foothill, Inc., as a Lender and as Agent for all Lenders (“Agent”) and the other Lenders party to the Credit Agreement (as hereinafter defined).

W I T N E S S E T H:

WHEREAS, Borrower, Holdings, Agent and Lenders are parties to that certain Credit Agreement, dated as of June 10, 2005 (as amended, modified and supplemented from time to time, the “Credit Agreement”; capitalized terms not otherwise defined herein have the definitions provided therefore in the Credit Agreement);

WHEREAS, Borrower has informed Agent and Lenders that, on the date hereof, Borrower desires to enter into (i) that certain First Amendment to Deed of Lease with RHP Industrial, LLC, an affiliate of RREEF, relating to the leased location at 45901 Nokes Boulevard, Sterling, Virginia and (ii) that certain First Amendment to Deed of Lease with RHP Industrial, LLC, an affiliate of RREEF, relating to the leased location at 45845 Nokes Boulevard., Sterling, Virginia, in the forms attached hereto as Exhibit A (the “Sterling Leases”);

WHEREAS, Borrower has informed Agent and Lenders that it desires to amend the Credit Agreement in certain respects to among other things permit the Indebtedness under the Sterling Leases and Agent and Lenders have agreed to amend the Credit Agreement as set forth herein;

NOW THEREFORE, in consideration of the mutual conditions and agreements set forth in the Credit Agreement and this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendment. Subject to the satisfaction of the conditions set forth in Section 2 below, the Credit Agreement is amended as follows:

(a) Clause (g) of Section 6.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

(g) Indebtedness of up to $32,000,000 in the aggregate owing under the Sterling Leases,

(b) The following new defined term is hereby added to Schedule 1.1 of the Credit Agreement in its appropriate alphabetical order:

“Sterling Leases” means each of the (i) First Amendment to Deed of Lease dated September 25, 2008 between Borrower and RPH Industrial, LLC, an affiliate of RREEF, with respect to the leased location at 45901 Nokes Boulevard,

Sterling, Virginia, and (ii) First Amendment to Deed of Lease dated September 25, 2008 between Borrower and RPH Industrial, LLC, an affiliate of RREEF, with respect to the leased location at 45845 Nokes Boulevard, Sterling, Virginia, in each case as in effect on the Tenth Amendment Effective Date.

“Tenth Amendment Effective Date” means September 25, 2008.

2. Conditions to Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent (unless specifically waived in writing by Agent), each to be in form and substance satisfactory to Agent:

(a) Agent shall have received a fully executed copy of this Amendment, together with the Consent and Reaffirmation attached hereto;

(b) Borrower shall have delivered to Agent fully executed copies of the Sterling Leases;

(c) Borrower shall have provided to Agent, for the pro rata benefit of Lenders, an amendment fee in the amount of $25,000 in connection with the execution and delivery by Lenders of this Amendment, which fee shall be fully earned and payable on the date hereof;

(d) Borrower shall have delivered to Agent such other documents, agreements and instruments as may be requested or required by Agent in connection with this Amendment, each in form and content acceptable to Agent;

(e) All proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be reasonably satisfactory to Agent and its legal counsel; and

(f) No Default or Event of Default shall have occurred and be continuing.

3. Miscellaneous.

(a) Warranties and Absence of Defaults. In order to induce Agent to enter into this Amendment, each of Borrower and Holdings hereby warrants to Agent, as of the date hereof, that the representations and warranties of Borrower and Holdings contained in the Credit Agreement are true and correct as of the date hereof as if made on the date hereof (other than those which, by their terms, specifically are made as of certain dates prior to the date hereof).

(b) Expenses. Each of Borrower and Holdings, jointly and severally, agree to pay on demand all costs and expenses of Agent in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of the Credit Agreement as amended hereby.

(c) Governing Law. This Amendment shall be a contract made under and governed by the internal laws of the State of New York.

(d) Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment. Receipt by telecopy of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

4. Release.

(a) In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of Borrower and Holdings, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, either known or suspected, both at law and in equity, which Borrower or Holdings or any of their successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, including, without limitation, for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b) Each of Borrower and Holdings understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.

SAVVIS COMMUNICATIONS CORPORATION, a Missouri corporation, as Borrower

By:	/s/ Philip J. Koen
Title:	Chief Executive Officer

SAVVIS, INC., a Delaware corporation, as Holdings

By:	/s/ Philip J. Koen
Title:	Chief Executive Officer

Amendment No. 10 to Credit Agreement

WELLS FARGO FOOTHILL, INC.,
a California corporation, as Agent and as a Lender

By:	/s/ Nichol Shuart
Title:	Vice President

Amendment No. 10 to Credit Agreement

OHSF FINANCING, LTD., as a Lender

By:	/s/ Scott D. Krase
Title:	Authorized Signatory

OHSF II FINANCING, LTD., as a Lender

By:	/s/ Scott D. Krase
Title:	Authorized Signatory

OAK HILL CREDIT OPPORTUNITIES FINANCING, LTD., as a Lender

By:	/s/ Scott D. Krase
Title:	Authorized Signatory

OAK HILL CREDIT ALPHA FINANCE I, LLC, as a Lender

By:	Oak Hill Credit Alpha Fund, L.P.,
its Member

By:	Oak Hill Credit Alpha Gen Par, L.P.,
its General Partner

By:	Oak Hill Credit Alpha MGP, LLC, its General Partner

By:	/s/ Scott D. Krase
Title:	Authorized Signatory

OAK HILL CREDIT ALPHA FINANCE I (OFFSHORE), LTD., as a Lender

By:	/s/ Scott D. Krase
Title:	Authorized Signatory

Amendment No. 10 to Credit Agreement

FIRST BANK BUSINESS CAPITAL, INC. f/k/a FB COMMERCIAL FINANCE, INC., as a Lender

By:	/s/ Gregg Nuitt
Title:	Vice President

Amendment No. 10 to Credit Agreement

CONSENT AND REAFFIRMATION

Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 10 to Credit Agreement (the “Amendment”); (ii) consents to Borrower’s execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment; and (iv) reaffirms that the Loan Documents to which it is a party (and its obligations thereunder) shall continue to remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and have acknowledged and agreed to same, each of the undersigned understands that Agent and Lenders have no obligation to inform any of the undersigned of such matters in the future or to seek any of the undersigned’s acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of the Amendment.

SAVVIS, INC., a Delaware corporation

By:	/s/ Philip J. Koen
Title:	Chief Executive Officer

SAVVIS COMMUNICATIONS INTERNATIONAL, INC., a Delaware corporation

By:	/s/ Philip J. Koen
Title:	Chief Executive Officer

SAVVIS FEDERAL SYSTEMS, INC., a Delaware corporation

By:	/s/ Philip J. Koen
Title:	Chief Executive Officer